                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 11, 2003

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                        (Date of earliest event reported)

                        COMMERCIAL CAPITAL BANCORP, INC.

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             (Exact name of registrant as specified in its charter)

Nevada                                             000-50126                             33-0865080
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
(State or other jurisdiction                 (Commission File Number)                   (IRS Employer
   of incorporation)                                                                  Identification No.)

One Venture, 3rd Floor, Irvine, California                             92618
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(Address of principal executive offices)                             (Zip Code)


                                 (949) 585-7500
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              (Registrant's telephone number, including area code)

                                 Not Applicable

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              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Not applicable.

        (b) Not applicable.

        (c) The following exhibit is included with this Report:

            Exhibit 99.1      Press Release dated April 11, 2003.

Item 9. Regulation FD Disclosure

         On April 11, 2003, Commercial Capital Bancorp, Inc. announced by press release that it will be releasing its first quarter 2003 earnings and hosting a conference call with respect thereto on April 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             COMMERCIAL CAPITAL BANCORP, INC.


                                             By: /s/ Stephen H. Gordon
                                                 --------------------------
                                                 Stephen H. Gordon
                                                 Chairman of the Board and
                                                 Chief Executive Officer

Date: April 11, 2003